SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

TEARDROPPERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-197889	46-2407247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 75th Street West, Ste. SWS
Rosamond, CA	93560
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 751-2173

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 12, 2015, the Registrant was informed by its independent registered public accounting firm, Cutler & Co. LLC ("Cutler"), that it would no longer be providing auditing services on an ongoing basis. The partner in charge of Registrant’s account with Cutler, David Cutler, has informed the Registrant that Cutler's public company auditing practice is merging into Pritchett, Siler & Hardy PC (“PS & H”).

The Board of Directors determined that it was in the best interest of the Registrant to maintain continuity of the relationship between Cutler and Registrant.  On November 12, 2015 the Board of Directors engaged Pritchett, Siler & Hardy PC (“PS & H”).of Farmington, Utah as the Registrant’s new independent registered public accounting firm.

Other than an explanatory paragraph included in the audit reports of the auditor prior to Cutler's engagement, Terry L. Johnson, CPA (“Johnson”), for the Registrant's fiscal years ended December 31, 2014 and 2013 relating to the uncertainty of the Registrant's ability to continue as a going concern, the audit reports of Johnson on the Registrant's financial statements for the years ended December 31, 2014 and 2013 through the date of Johnson's dismissal, April 22, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's 2014 and 2013 fiscal year and through the date of his dismissal on April 22, 2015, (1) there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

From the date of their appointment on May 13, 2015 through the date of this Current Report on Form 8-K, (1) there were no disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Cutler, would have caused Cutler to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Cutler with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from Cutler as required by Item 304(a)(3) of Regulation S-K.

On November 12, 2015, the Registrant engaged Pritchett, Siler & Hardy PC as its independent accountant, effective immediately, to audit the Registrant’s financial statements and to perform reviews of interim financial statements, effective immediately, to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2014 and 2013 through November 12, 2015 neither the Registrant nor anyone acting on its behalf consulted with PS & H regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by PS & H on the Registrant's financial statements; or (ii) Neither a written report nor oral advice was provided to the Registrant by PS & H that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and (iii) The Registrant did not consult PS & H regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

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During the most recent fiscal year, since inception, and the interim periods preceding the engagement, the Registrant has not consulted Pritchett, Siler & Hardy PC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter dated November 12, 2015, from Cutler & Co. LLC to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2015

THE TEARDROPPERS, INC.

By:	/s/ Raymond Gerrity
Raymond Gerrity
Chief Executive Officer

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